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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 14, 2001


                              Greater Bay Bancorp
            (Exact name of registrant as specified in its charter)



      California                                       77-0387041
(State or other jurisdiction of                        (I.R.S. employer
 incorporation or organization)                         identification number)


                       Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (650) 813-8200


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Item 5.  Other Events.

       On March 14, 2001, Greater Bay Bancorp (the "Registrant") entered into a Stock Purchase Agreement with CAPCO Financial Company, Inc. ("CAPCO") and the shareholders thereof providing for the acquisition by the Registrant of all of the outstanding shares of capital stock of CAPCO, subject to the terms and conditions therein, including the receipt of all required regulatory approvals. The Registrant issued a press release, attached hereto as Exhibit 99.1, announcing the acquisition on March 15, 2001.

       The title and paragraphs one, three and six of the press release appearing in Exhibit 99.1 are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

2 Stock Purchase Agreement, dated as of March 14, 2001, by and among Greater Bay Bancorp, CAPCO Financial Company, Inc. and the shareholders thereof

99.1   Press Release dated March 15, 2001

Item 9.  Regulation FD Disclosure

       Paragraphs two, four and five of the press release appearing in
Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

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                                 SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Greater Bay Bancorp
                                          (Registrant)



Dated: March 15, 2001                     By:  /s/ Linda M. Iannone
                                               --------------------
                                               Linda M. Iannone
                                               Senior Vice President and General
                                               Counsel

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                                 Exhibit Index
                                 -------------
2 Stock Purchase Agreement, dated as of March 14, 2001 by and among Greater Bay Bancorp, CAPCO Financial Company, Inc. and the shareholders thereof

99.1   Press Release dated March 15, 2001

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